UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: February 29, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

FEBRUARY 29, 2012

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 36.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,843,873		$2,396,603
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,655,152		3,333,668
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,422,036		1,744,439
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	1,674,480		2,538,276
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	357,405		485,847
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	2,114,220		3,352,690
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,127,725		1,553,353	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	360,710		498,597
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	289,655		291,488
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	2,113,091		2,271,738
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	1,812,931		1,934,171
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	2,047,417		2,244,002
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	2,174,825		2,383,982
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,884,988		2,008,250
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,694,053		1,899,721
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	1,466,872		1,670,057
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	2,597,099		2,762,056
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,955,920		3,481,751
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	637,910		754,079
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,680,588		1,950,270
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,140,805		1,319,502
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	662,250		802,460
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	761,047		915,992
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	2,369,875		2,744,796
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	2,445,176		2,794,377
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	1,512,054		1,661,487
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	498,580		519,224

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $48,352,545)					50,312,876

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.1%
Canada - 0.1%
Government of Canada, Bonds	4.250%	12/1/21	86,828	CAD	125,731
Government of Canada, Bonds	4.250%	12/1/26	41,067	CAD	66,994

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $185,296)					192,725

			SHARES
COMMON STOCKS - 23.1%
CONSUMER DISCRETIONARY - 1.3%
Automobiles - 1.0%
DaimlerChrysler AG, Registered Shares			5,000		302,399
Hyundai Motor Co.			1,138		219,721
Kia Motors Corp.			4,702		297,152
PT Astra International Tbk			26,500		208,151
Renault SA			3,000		158,837
Toyota Motor Corp.			3,900		160,961

Total Automobiles					1,347,221

Household Durables - 0.1%
Jarden Corp.			5,470		192,927

Leisure Equipment & Products - 0.2%
Mattel Inc.			7,560		245,246

TOTAL CONSUMER DISCRETIONARY					1,785,394

CONSUMER STAPLES - 2.5%
Beverages - 0.4%
Constellation Brands Inc., Class A Shares			7,470		163,144	*
Heineken Holding NV			4,900		218,697

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 29, 2012

SECURITY	SHARES	VALUE
Beverages - 0.4% (continued)
SABMiller PLC	3,400	$137,796

Total Beverages		519,637

Food Products - 1.2%
BRF - Brasil Foods SA, ADR	10,500	219,555
ConAgra Foods Inc.	8,240	216,300
Dean Foods Co.	13,730	168,330	*
Nestle SA, Registered Shares	4,708	287,778
Smithfield Foods Inc.	7,700	180,411	*
Suedzucker AG	4,900	141,957
Tate & Lyle PLC	17,800	197,518
Tyson Foods Inc., Class A Shares	8,240	155,818
Unilever PLC	3,900	126,014

Total Food Products		1,693,681

Personal Products - 0.1%
Kao Corp.	8,400	214,831

Tobacco - 0.8%
Imperial Tobacco Group PLC	8,000	317,034
KT&G Corp.	2,689	175,946
Philip Morris International Inc.	6,840	571,277

Total Tobacco		1,064,257

TOTAL CONSUMER STAPLES		3,492,406

ENERGY - 2.3%
Energy Equipment & Services - 0.1%
Superior Energy Services Inc.	5,500	161,370	*

Oil, Gas & Consumable Fuels - 2.2%
BP PLC	40,750	319,219
Chevron Corp.	3,522	384,321
ConocoPhillips	2,980	228,119
Eni SpA	4,900	113,004
Exxon Mobil Corp.	5,257	454,731
Marathon Oil Corp.	6,774	229,571
Marathon Petroleum Corp.	1,622	67,394
Pacific Rubiales Energy Corp.	4,400	127,760
Petroleo Brasileiro SA, ADR	8,070	229,914
Repsol YPF, SA	5,117	133,416
Suncor Energy Inc.	5,300	190,799
Total SA	3,900	218,179
Valero Energy Corp.	6,580	161,144
Yanzhou Coal Mining Co., Ltd., Class H Shares	50,000	125,190

Total Oil, Gas & Consumable Fuels		2,982,761

TOTAL ENERGY		3,144,131

FINANCIALS - 7.6%
Commercial Banks - 4.2%
Australia & New Zealand Banking Group Ltd.	11,271	265,323
Banco do Brasil SA	8,400	135,251
Banco Santander SA	12,671	105,121
Bank of China Ltd.	597,000	260,931
Bank of Nova Scotia	3,000	161,756
Bendigo and Adelaide Bank Ltd.	15,345	127,211
Canadian Imperial Bank of Commerce	3,100	240,274
China Construction Bank, Class H Shares	376,000	317,042
Commerce Bancshares Inc.	4,074	157,297
Commonwealth Bank of Australia	6,226	330,048
DBS Group Holdings Ltd.	13,000	147,603
Grupo Financiero Banorte SAB de CV, Series O Shares	16,700	67,626
Gunma Bank Ltd.	25,000	134,703
HSBC Holdings PLC	61,800	545,958
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	243,385
National Australia Bank Ltd.	8,912	226,230

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 29, 2012

SECURITY	SHARES	VALUE
Commercial Banks - 4.2% (continued)
National Bank of Canada	3,000	$233,706
Royal Bank of Canada	6,300	354,524
Sumitomo Mitsui Financial Group Inc.	7,400	250,975
Swedbank AB, Class A Shares	13,500	230,958
U.S. Bancorp	10,680	313,992
Wells Fargo & Co.	17,550	549,139
Westpac Banking Corp.	14,849	332,829

Total Commercial Banks		5,731,882

Consumer Finance - 0.3%
American Express Co.	3,240	171,363
ORIX Corp.	1,780	171,453

Total Consumer Finance		342,816

Diversified Financial Services - 0.2%
JPMorgan Chase & Co.	3,263	128,040
London Stock Exchange Group PLC	10,000	143,499

Total Diversified Financial Services		271,539

Insurance - 2.2%
AFLAC Inc.	6,911	326,545
Allianz AG, Registered Shares	900	109,151
Allstate Corp.	3,245	101,990
American Financial Group Inc.	3,397	127,218
Assurant Inc.	2,896	122,993
Hannover Rueckversicherung AG	3,000	166,531
Legal & General Group PLC	93,200	179,113
Manulife Financial Corp.	7,400	92,589
Mapfre SA	46,400	159,554
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	2,000	291,640
Old Mutual PLC	83,200	210,589
PICC Property & Casualty Co., Ltd.	98,000	138,228
Protective Life Corp.	9,660	268,258
Prudential Financial Inc.	3,880	237,301
QBE Insurance Group Ltd.	11,384	142,232
Suncorp Group Ltd.	21,780	191,068
Unum Group	8,660	199,613

Total Insurance		3,064,613

Real Estate Investment Trusts (REITs) - 0.6%
CBL & Associates Properties Inc.	11,330	199,748
Dexus Property Group	177,400	170,276
Hospitality Properties Trust	7,100	175,583
Stockland	36,633	124,540
Westfield Group	19,307	182,004

Total Real Estate Investment Trusts (REITs)		852,151

Real Estate Management & Development - 0.1%
China Overseas Land & Investment Ltd.	50,000	104,691

TOTAL FINANCIALS		10,367,692

HEALTH CARE - 4.2%
Health Care Providers & Services - 1.2%
Aetna Inc.	4,860	227,254
AmerisourceBergen Corp.	4,430	165,461
Cardinal Health Inc.	4,800	199,440
Humana Inc.	1,944	169,322
McKesson Corp.	2,700	225,477
Medco Health Solutions Inc.	1,400	94,626	*
UnitedHealth Group Inc.	6,330	352,897
WellPoint Inc.	1,789	117,412

Total Health Care Providers & Services		1,551,889

Life Sciences Tools & Services - 0.1%
Covance Inc.	3,350	159,896	*

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 29, 2012

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.9%
Abbott Laboratories	6,246	$353,586
AstraZeneca PLC	6,560	292,999
Bristol-Myers Squibb Co.	4,180	134,471
Dainippon Sumitomo Pharma Co., Ltd.	16,200	167,999
Dr. Reddy’s Laboratories Ltd., ADR	4,230	142,128
Eli Lilly & Co.	6,750	264,870
Endo Pharmaceuticals Holdings Inc.	6,031	223,569	*
GlaxoSmithKline PLC	6,543	144,376
H. Lundbeck A/S	9,656	204,180
Meda AB, Class A Shares	16,700	157,742
Merck & Co. Inc.	8,016	305,971
Mylan Inc.	10,120	237,213	*
Novartis AG, Registered Shares	4,244	231,222
Pfizer Inc.	27,038	570,502
Roche Holding AG	1,700	295,955
Stada Arzneimittel AG	4,900	149,954
Teva Pharmaceutical Industries Ltd., ADR	2,910	130,397

Total Pharmaceuticals		4,007,134

TOTAL HEALTH CARE		5,718,919

INDUSTRIALS - 2.3%
Aerospace & Defense - 0.6%
BAE Systems PLC	44,600	221,874
General Dynamics Corp.	3,400	248,982
Lockheed Martin Corp.	2,670	236,055
Safran SA	3,900	130,704

Total Aerospace & Defense		837,615

Air Freight & Logistics - 0.1%
Ryder System Inc.	2,890	153,835

Electrical Equipment - 0.1%
Sumitomo Electric Industries Ltd.	6,900	89,719

Industrial Conglomerates - 0.4%
DCC PLC	4,771	122,520
General Electric Co.	12,383	235,896
United Technologies Corp.	2,230	187,030

Total Industrial Conglomerates		545,446

Machinery - 0.4%
Caterpillar Inc.	1,950	222,709
Metso Corp.	4,200	199,485
Snap-on Inc.	3,050	186,447

Total Machinery		608,641

Marine - 0.2%
AP Moller - Maersk A/S	30	241,918

Road & Rail - 0.4%
Central Japan Railway Co.	25	205,130
CSX Corp.	9,030	189,720
FirstGroup PLC	20,900	97,788

Total Road & Rail		492,638

Trading Companies & Distributors - 0.1%
Sojitz Corp.	100,600	186,869

TOTAL INDUSTRIALS		3,156,681

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.4%
Hitachi Ltd.	35,000	203,654
Jabil Circuit Inc.	9,510	245,643
Tech Data Corp.	1,944	103,965	*

TOTAL INFORMATION TECHNOLOGY		553,262

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 29, 2012

SECURITY	SHARES	VALUE
MATERIALS - 1.5%
Chemicals - 0.9%
Agrium Inc.	2,700	$229,709
BASF SE	3,100	272,176
China Petrochemical Development Corp.	140,000	179,786
PPG Industries Inc.	2,470	225,388
Ube Industries Ltd.	44,000	127,199
Yara International ASA	3,900	191,253

Total Chemicals		1,225,511

Metals & Mining - 0.6%
BHP Billiton Ltd.	8,599	332,914
Rio Tinto PLC	2,276	129,773
Vale SA, ADR	8,900	223,746
Voestalpine AG	3,900	138,239

Total Metals & Mining		824,672

TOTAL MATERIALS		2,050,183

UTILITIES - 1.0%
Electric Utilities - 0.4%
Cheung Kong Infrastructure Holdings Ltd.	35,000	205,546
Red Electrica de Espana	3,500	176,706
Westar Energy Inc.	5,950	163,744

Total Electric Utilities		545,996

Gas Utilities - 0.5%
Atmos Energy Corp.	5,440	167,171
Gas Natural SDG SA	8,400	142,130
Osaka Gas Co., Ltd.	44,000	168,877
Tokyo Gas Co., Ltd.	39,000	177,992

Total Gas Utilities		656,170

Multi-Utilities - 0.1%
GDF Suez	6,500	168,609

TOTAL UTILITIES		1,370,775

TOTAL COMMON STOCKS (Cost - $28,527,251)		31,639,443

INVESTMENTS IN UNDERLYING FUNDS - 20.5%
iShares Trust - iShares Barclays TIPS Bond Fund	39,187	4,650,322
iShares Trust - iShares MSCI EAFE Index Fund	82,883	4,533,700
SPDR Series Trust - SPDR Barclays Capital High Yield Bond ETF	86,258	3,458,083
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares	64,044	4,509,338
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares	179,775	10,964,477

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $25,674,275)		28,115,920

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.3%
Commercial Banks - 0.3%
Itau Unibanco Holding SA	10,500	225,011
Itausa - Investimentos Itau SA	31,029	216,828

TOTAL FINANCIALS		441,839

MATERIALS - 0.2%
Metals & Mining - 0.2%
Vale SA	6,900	170,767

TOTAL PREFERRED STOCKS (Cost - $545,295)		612,606

TOTAL INVESTMENTS - 81.0% (Cost - $103,284,662#)		110,873,570
Other Assets in Excess of Liabilities - 19.0%		26,063,683

TOTAL NET ASSETS - 100.0%		$136,937,253

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 29, 2012

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
CAD	— Canadian Dollar

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$50,312,876	—	$50,312,876
Non-U.S. Treasury inflation protected securities	—	192,725	—	192,725
Common stocks	$31,639,443	—	—	31,639,443
Investments in underlying funds	28,115,920	—	—	28,115,920
Preferred stocks	612,606	—	—	612,606

Total investments	$60,367,969	$50,505,601	—	$110,873,570

Other financial instruments:
Futures contracts	$54,356	—	—	$54,356
Forward foreign currency contracts	—	$2,593,865	—	2,593,865
Commodity index swaps	—	664,995	—	664,995

Total other financial instruments	$54,356	$3,258,860	—	$3,313,216

Total	$60,422,325	$53,764,461	—	$114,186,786

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$339,052	—	—	$339,052
Forward foreign currency contracts	—	$17,468	—	17,468

Total	$339,052	$17,468	—	$356,520

†	See Consolidated Schedule of Investments for additional detailed categorizations.

For the period ended February 29, 2012, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of level 1 and level 2 measurements during the period.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign

Notes to Consolidated Schedule of Investments (unaudited) (continued)

currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments.

Commodity index swaps

The Fund enters into commodity swaps for the purpose of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $17,468. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,758,922
Gross unrealized depreciation	(170,014)

Net unrealized appreciation	7,588,908

During the period ended February 29, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2011	—	—
Options written	55	$36,899
Options closed	(34)	(36,639)
Options exercised	—	—
Options expired	(21)	(260)

Written options, outstanding as of February 29, 2012	—	—

Notes to Consolidated Schedule of Investments (unaudited) (continued)

At February 29, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
S&P GSCI	8	3/12	$1,351,644	$1,406,000	$54,356
Contracts to Sell:
EURO STOXX 50 Index	102	3/12	3,071,901	3,410,953	(339,052)

Net unrealized loss on open futures contracts					$(284,696)

At February 29, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	1,100,000	$1,177,157	3/21/12	$1,096
Australian Dollar	Bank of America, N.A.	1,770,000	1,894,153	3/21/12	51,289
Australian Dollar	Bank of America, N.A.	939,000	1,004,864	3/21/12	13,199
Australian Dollar	Morgan Stanley & Co. Inc.	4,068,000	4,353,341	3/21/12	361,880
Canadian Dollar	Bank of America, N.A.	2,462,000	2,487,183	3/21/12	21,687
Canadian Dollar	Bank of America, N.A.	8,362,000	8,447,531	3/21/12	392,066
Canadian Dollar	Bank of America, N.A.	3,943,000	3,983,331	3/21/12	84,451
Canadian Dollar	Bank of America, N.A.	2,066,000	2,087,132	3/21/12	26,525
Mexican Peso	Bank of America, N.A.	30,135,000	2,343,120	3/21/12	2,443
Mexican Peso	Bank of America, N.A.	51,384,000	3,995,317	3/21/12	113,864
Mexican Peso	Bank of America, N.A.	23,180,000	1,802,340	3/21/12	19,346
Mexican Peso	Morgan Stanley & Co. Inc.	111,877,000	8,698,895	3/21/12	691,495
New Zealand Dollar	Bank of America, N.A.	1,337,000	1,114,208	3/21/12	(2,837)
New Zealand Dollar	Bank of America, N.A.	5,326,000	4,438,499	3/21/12	428,958
New Zealand Dollar	Bank of America, N.A.	2,219,000	1,849,236	3/21/12	61,054
New Zealand Dollar	Bank of America, N.A.	1,201,000	1,000,871	3/21/12	16,567
Norwegian Krone	Bank of America, N.A.	3,416,000	610,665	3/21/12	(2,003)
Norwegian Krone	Bank of America, N.A.	15,970,000	2,854,896	3/21/12	173,891
Norwegian Krone	Bank of America, N.A.	7,943,000	1,419,940	3/21/12	74,664
Norwegian Krone	Bank of America, N.A.	4,005,000	715,959	3/21/12	30,478
Canadian Dollar	Citibank, N.A.	120,070	121,145	5/16/12	894
Japanese Yen	Citibank, N.A.	38,242,000	470,756	5/16/12	(5,839)

					2,555,168

Contracts to Sell:
Australian Dollar	Citibank, N.A.	470,000	499,775	5/16/12	(4,571)
Canadian Dollar	Citibank, N.A.	300,000	302,685	5/16/12	(2,218)
Japanese Yen	Citibank, N.A.	38,180,707	470,002	5/16/12	28,018

					21,229

Net unrealized gain on open forward foreign currency contracts					$2,576,397

At February 29, 2012, the Fund held the following commodity index swap contracts:

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	March 13, 2012	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	$16,685,258	$574,662
Goldman Sachs & Co.	April 5, 2012	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	1,917,193	90,333

Total				$18,602,451	$664,995

Notes to Consolidated Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 29, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$2,593,865	$(17,468)	—	$2,576,397
Commodity Risk	$54,356	—	—	—	$664,995	719,351
Equity Risk	—	$(339,052)	—	—	—	(339,052)

Total	$54,356	$(339,052)	$2,593,865	$(17,468)	$664,995	$2,956,696

During the period ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$2,716
Written options†	7,139
Futures contracts (to buy)	1,664,235
Futures contracts (to sell)	3,373,741
Forward foreign currency contracts (to buy)	40,616,105
Forward foreign currency contracts (to sell)	2,059,694

Average Notional Balance
Commodity index swap contracts	$18,072,049

†	At February 29, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: April 25, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: April 25, 2012